Optimum Q - All Cap Core Fund
                        Optimum Q - Balanced Growth Fund
                      Optimum Q - Capital Conservation Fund
                       Each a series of Optimum QTM Funds
                                                               February 12, 2003
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                          Supplement to the Prospectus
                            dated September 12, 2002

Please note the following changes to your prospectus with respect to the All Cap Core Fund:

CHANGE IN CLASS NAME
The All Cap Core Fund (the "Fund") has named the existing class of shares the "Memorial Class."

CHANGE IN FEES AND EXPENSES
The Memorial Class is lowering its expense cap from 1.50% to 1.25%, which will revise footnote 5 of Fees and Expenses on page 4 of your prospectus as follows:

(5) The Adviser has contractually agreed to limit the Memorial Class' Total Annual Fund Operating Expenses to 1.25% of average net assets of the Fund through November 30, 2003. The Adviser can recapture any expenses or fees it has waived or reimbursed within a three-year period if the expense ratios in those future years are less than the limits specified above and less than the limits in effect at that future time. However, the Fund is not obligated to repay any such waived fees more than three years after the end of the fiscal year in which the fees were waived or reimbursed.

CHANGE IN MINIMUM INVESTMENT REQUIREMENT:
Please note that effective immediately, the initial investment minimum for all regular accounts of the All Cap Core Fund - Memorial Class has been raised to $25,000, and the minimum investment for IRAs has been raised to $10,000. Please disregard the minimums noted on the account applications if different. Purchases made through broker/dealers may be subject to minimums set by those broker/dealers. The changes are as follows:


                               Minimum Investments
---------------------------------------------------------------------------------------------
                                    Initial Purchase -   Initial Purchase -    Subsequent
        Fund Name                         IRAs          All Other Accounts     Purchases
-------------------------------------------------------- ------------------------------------
All Cap Core Fund - Memorial Class       $10,000*             $25,000*            $250

Balanced Growth Fund                      $1,000               $2,500             $250

Capital Conservation Fund                 $1,000               $2,500             $250
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*Please  note  that  these  minimums  are  waived  for  shareholders  that  were previously members of the Memorial Drive Trust.

Please consult the Funds' Prospectus for a complete description of the costs and risks associated with a continued investment.

Please note the following changes to your prospectus with respect to the Capital Conservation Fund:

CHANGE IN DIVIDENDS AND DISTRIBUTIONS
The Capital Conservation Fund is changing its dividend distribution schedule referenced on page 25 of your prospectus as follows:

     Dividends for the Capital Conservation Fund are declared daily and paid monthly.

The Funds' Prospectus is available by calling 1-86-OPTIMUM-Q (1-866-784-6867) or via the internet at www.optimumqfunds.com.

    Please keep this Supplement dated February 12, 2003 with your Prospectus.